Exhibit 10.1

May 12, 2005 VIA FACSIMILE AND FEDERAL EXPRESS EASY GARDNER PRODUCTS, LTD. 3022 Franklin Avenue Waco, TX 76710 Fax: 254.753.0468

Re:
Consent under Subordination and Intercreditor Agreement dated as of April 27, 2004, by and among CAPITALSOURCE FINANCE LLC, (in its capacity as agent for the Junior Lenders, together with its successors and assigns, the “Junior Agent”), and in its capacity as a Junior Lender, LASALLE BUSINESS CREDIT, LLC (in its capacity as agent for the Senior Lenders, together with successors and assigns, the “Senior Agent”), and in its capacity as a Senior Lender and LASALLE BANK NATIONAL ASSOCIATION, in its capacity as a Senior Lender (as amended, restated or modified to date and from time to time, the “Agreement”), and waiver under that certain Term Loan and Security Agreement dated as of October 29, 2003 by and among EASY GARDNER PRODUCTS, LTD., a Texas limited partnership (“Borrower”), EYAS INTERNATIONAL, INC., a Texas corporation, EG, L.L.C., a Nevada limited liability company, EG PRODUCT MANAGEMENT, L.L.C., a Texas limited liability company, WEATHERLY CONSUMER PRODUCTS GROUP, INC., a Delaware corporation, WEATHERLY CONSUMER PRODUCTS, INC., a Delaware corporation, and NBU GROUP, LLC, a Texas limited liability company (the “Guarantors”, CAPITALSOURCE FINANCE LLC, as a Lender and Agent for the Lenders, and the Lenders from time to time party thereto (as amended by that certain First Amendment to Term Loan and Security Agreement dated as of October 29, 2003, and as further amended by that certain Second Amendment to Term Loan and Security Agreement and Waiver dated as of October 12, 2004, and as further amended, restated or modified to date and from time to time, the “Junior Loan Agreement”).

Gentlemen:

                Reference is hereby made to the Agreement. Reference is further made to that certain Loan and Security Agreement dated as of April 27, 2004 by and between Easy Gardner Products, Ltd., a Texas limited partnership (“Borrower”), the Senior Agent and Senior Lenders party thereto (the “Senior Loan Agreement”). All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Agreement.

                Pursuant to Section 5(b) of the Agreement, Senior Agent and the Senior Lenders may not amend the Senior Loan Agreement without the consent of Junior Agent and the Junior Lenders under certain circumstances, including but not limited to an amendment that changes the arithmetic formula by which the Borrowing Base is calculated to the extent that such amendment increases Availability. Borrower has requested that Senior Agent and Senior Lenders amend the Senior Loan Agreement to (a) provide for a letter of credit facility, and (b) include certain inventory in transit as part of the Borrowing Base which

Easy Gardner Products, Ltd.
May 12, 2005

will result in increased Availability to the Borrower; Borrower and Senior Lenders have requested that the Junior Agent and Junior Lenders consent to such amendment.

                In addition, Schedule 6.8 of the Junior Loan Agreement required that Borrower be registered with appropriate Governmental Authorities as the owner of all Intellectual Property transferred pursuant to the Acquisition Documents no later than January 27, 2004. Borrower has failed to be so registered with a number of Governmental Authorities as set forth on Exhibit A attached hereto resulting in an Event of Default pursuant to the terms of the Junior Loan Agreement (the “IP Default”). The Borrower has requested that Junior Agent and Junior Lenders waive the IP Default and consent to an extension of this post-closing requirement to June 30, 2005.

                Furthermore, pursuant to the terms of Annex I of the Junior Loan Agreement, the Credit Parties’ Senior Leverage Ratio for the fiscal quarter ended March 31, 2005 shall not exceed 3.4:1.0; however, the Credit Parties’ actual Senior Leverage Ratio for such period was 3.64:1.0 resulting in an Event of Default pursuant to the terms of the Junior Loan Agreement (the “Leverage Default”, and together with the IP Default, the “Existing Defaults”). The Credit Parties have requested that Junior Agent and Junior Lenders waive the Leverage Default.

                Subject to the terms hereof, the Junior Agent and Junior Lenders hereby agree to (a) consent to the amendment substantially set forth in Exhibit B attached hereto (“Amendment No. 2 to Senior Loan Agreement”), (b) extend the post-closing requirement of Borrower registering with the appropriate Governmental Authorities as the owner of all Intellectual property transferred pursuant to the Acquisition Documents to June 30, 2005, and (c) waive the Existing Defaults. The aforementioned waiver relates solely to the Existing Defaults and nothing in this letter agreement is intended or shall be construed to be a waiver by the Junior Agent or Junior Lenders of any other Default or Event of Default under the Junior Loan Agreement which may concurrently exist or hereafter arise. Junior Agents and Junior Lenders exercise or failure to exercise any rights under any of the foregoing in a particular instance shall not operate as a waiver of their rights to exercise the same or different rights in subsequent instances.

                Notwithstanding anything contained herein to the contrary, the consent and waiver contained herein shall only be effective upon the satisfaction of the following conditions: (a) all representations, warranties, covenants and agreements of the Borrower contained in the Junior Loan Agreement and other documents relating thereto shall be true and correct in all material respects at and as of the date hereof except for such representations and warranties that by their terms expressly speak as of an earlier date, (b) there shall be no Default or Event of Default under the Junior Loan Agreement or any of the related documents, or any other document, instrument or agreement evidencing or relating to any other indebtedness of the Credit Parties, (c) the execution, delivery and performance of this letter agreement by each of the Borrower and the Guarantors are within its powers, have been duly authorized and executed, and do not contravene (1) its certificate of formation or operating agreement or other organizational documents or (2) any applicable law, and (d) the Junior Agent shall have received (1) this letter agreement duly executed by each Borrower and Guarantor, and such signature by each Guarantor shall constitute an acknowledgement of the terms of this letter agreement as well as an affirmation of its guarantee as set forth in the Junior Loan Agreement, and (2) the Amendment No. 2 to Senior Loan Agreement duly executed by each party thereto.

                This letter agreement shall be effective upon satisfaction of the conditions set forth herein to Junior Agent’s reasonable satisfaction.

Easy Gardner Products, Ltd.
May 12, 2005

                In order to induce Junior Agent and the Junior Lenders to execute and deliver this consent, the Borrower hereby represents and warrants that no Default or Event of Default under the Junior Loan Agreement exists on the date hereof or after giving effect to the consent referred to herein. Each Borrower further ratifies and confirms all of the Obligations (as defined in the Junior Loan Agreement) under the Junior Loan Agreement and each of the other Loan Documents (as defined in the Junior Loan Agreement) to which it is a party.

                Except as expressly set forth herein, (i) the Junior Loan Agreement and all other Loan Documents (as defined in the Junior Loan Agreement) remain in full force and effect, (ii) this letter agreement shall not be deemed to be a waiver, amendment or modification of, or consent to or departure from, any provisions of the Junior Loan Agreement or any other Loan Document (as defined in the Junior Loan Agreement) or to be a waiver of any Default or Event of Default under the Junior Loan Agreement or any other Loan Document (as defined in the Junior Loan Agreement) whether arising before or after the date hereof or as a result of the transactions contemplated hereby (except for the specific consent and waiver of Existing Default referenced above), and (iii) the execution and delivery of this letter agreement shall not preclude the future exercise of any right, remedy, power or privilege available to the Junior Agent or Junior Lenders whether under the Junior Loan Agreement, the other Loan Documents (as defined in the Junior Loan Agreement) or otherwise, nor shall any such action be construed or deemed to be a satisfaction, novation, cure, modification, amendment or release of the Junior Loan Agreement, other Loan Documents (as defined in the Junior Loan Agreement) or Junior Loans.

                This letter agreement, together with the agreements, documents and instruments contemplated hereby, (i) constitutes the entire understanding of the parties with respect to the subject matter hereof and thereof, and any other prior or contemporaneous agreements, whether written or oral, with respect hereto or thereto are expressly superseded hereby and thereby, (ii) shall be governed by and construed in accordance with the laws of the State of Maryland, and (iii) shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto in accordance with the Junior Loan Agreement. THIS LETTER AGREEMENT SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE JUNIOR LOAN AGREEMENT.

                EACH CREDIT PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES JUNIOR AGENT, THE JUNIOR LENDERS AND EACH OF THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL KNOWN CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS CONSENT IS EXECUTED THAT ANY CREDIT PARTY MAY HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND THAT ARISE FROM ANY LOANS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE JUNIOR LOAN AGREEMENT OR OTHER LOAN DOCUMENTS (AS DEFINED IN THE JUNIOR LOAN AGREEMENT), AND/OR NEGOTIATION FOR AND EXECUTION OF THIS CONSENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.

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Please indicate your consent to the terms and conditions of this letter agreement by signature of your authorized officer in the space indicated below.

Very truly yours,

CAPITALSOURCE FINANCE LLC,
as the Junior Agent and as a Junior Lender

By:	/s/ Joseph Turitz

Name:	Joseph Turitz

Title:	General Counsel Corporate Office

ACKNOWLEDGED AND AGREED TO:

BORROWER	EASY GARDNER PRODUCTS, LTD.

	By:	/s/ Richard M. Kurz

Name Richard M. Kurz
Title: CFO

GUARANTORS:	EYAS INTERNATIONAL, INC.

By: /s/ Richard M. Kurz

Name Richard M. Kurz
Title: CFO

EG, L.L.C., by its Managing Partner

By: /s/ Richard M. Kurz

Name Richard M. Kurz
Title: CFO

EG PRODUCT MANAGEMENT, L.L.C.

By: /s/ Richard M. Kurz

Name Richard M. Kurz
Title: CFO

WEATHERLY CONSUMER PRODUCTS, INC.

By: /s/ Richard M. Kurz

Name Richard M. Kurz
Title: CFO

WEATHERLY CONSUMER PRODUCTS GROUP, INC.

By: /s/ Richard M. Kurz

Name Richard M. Kurz
Title: CFO

NBU GROUP, LLC

By: /s/ Richard M. Kurz

Name Richard M. Kurz
Title: CFO